SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C.  20549

                              ________________


                                  FORM 8-K

                               CURRENT REPORT

                   PURSUANT TO SECTION 13 OR 15(D) OF THE

                       SECURITIES EXCHANGE ACT OF 1934


DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)       APRIL 24, 1996

                               SUNAMERICA INC.

             (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


MARYLAND                           1-4618         86-0176061
(STATE OR OTHER JURISDICTION     (COMMISSION    (IRS EMPLOYER
     OF INCORPORATION)           FILE NUMBER)   IDENTIFICATION NO.)


1 SUNAMERICA CENTER
LOS ANGELES, CALIFORNIA                         90067-6022
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)        (ZIP CODE)


Registrant's telephone number, including
area code                                       (310) 772-6000

Item 5.     Other Events
            -------------

            The Registrant has released financial position information as of March 31, 1996.

            See the attached Condensed Consolidated Balance Sheet.

Item 7.     Financial Statements, Pro Forma Financial Information and
            ---------------------------------------------------------
            Exhibits
            ---------

            (c)   Exhibits

            Exhibit 20        Condensed Consolidated Balance Sheet


                                 SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    SUNAMERICA INC.



Date:   April 26, 1996              By: /s/ Scott L. Robinson
                                        -----------------------------
                                        Scott L. Robinson
                                        Senior Vice President
                                          and Controller

                                         EXHIBIT 20
                                       SUNAMERICA INC.
                            CONDENSED CONSOLIDATED BALANCE SHEET
                                 (In thousands - unaudited)


                                                         March 31,     September 30,
                                                              1996              1995
                                                    --------------     -------------
ASSETS
Cash and short-term investments                     $      876,779     $     855,350
Bonds, notes and redeemable preferred stocks:
  Available for sale, at fair value                     11,461,252         6,584,488
  Held for investment, at amortized cost                        --           718,283
Mortgage loans                                           1,626,048         1,543,285
Common stocks, at fair value                                33,803            39,906
Partnerships                                               892,002           774,417
Real estate                                                110,721           105,637
Other invested assets                                      181,794           187,593
                                                    --------------    --------------
Total investments                                       15,182,399        10,808,959

Variable annuity assets                                  5,779,699         5,263,006
Deferred acquisition costs                                 714,740           526,415
Other assets                                               332,127           245,787
                                                    --------------    --------------
TOTAL ASSETS                                        $   22,008,965    $   16,844,167
                                                    ==============    ==============
LIABILITIES AND SHAREHOLDERS' EQUITY
Reserves for fixed annuity contracts                $    8,730,750    $    4,862,250
Reserves for guaranteed investment contracts             3,865,895         3,607,192
Trust deposits                                             456,778           426,595
Variable annuity liabilities                             5,779,699         5,263,006
Senior indebtedness                                        636,694           524,835
Payable to brokers for purchases of securities             336,189           473,728
Other payables and accrued liabilities                     363,692           274,005
Deferred income taxes                                       74,761           146,847
Preferred securities of grantor trusts                     237,631            52,631
Shareholders' equity                                     1,526,876         1,213,078
                                                    --------------    --------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY          $   22,008,965    $   16,844,167
                                                    ==============    ==============
